                               CSG SYSTEMS, INC.

                            WEALTH ACCUMULATION PLAN
                            ------------------------



                                   ARTICLE I
                                   ---------

                                    PURPOSE
                                    -------

          The purpose of the CSG Systems, Inc. Wealth Accumulation Plan (the "Plan") is to enable CSG Systems, Inc. to attract and retain a select group of executive employees with exceptional ability by offering such executive employees a means of enhancing their compensation, building their net worth, and supplementing their retirement funds through the deferral of a portion of their compensation.


                                   ARTICLE II
                                   ----------

                                  DEFINITIONS
                                  -----------

          For purposes of the Plan, the following words and phrases shall have the meanings indicated, unless the context clearly indicates otherwise:

          2.1       Adjusted Moody's Yield.  "Adjusted Moody's Yield" means for
                    ----------------------
any calendar year the Moody's Yield for such calendar year minus one percent
(1%).

          2.2       Base Salary.  "Base Salary" means all regular cash
                    -----------
compensation for services, other than Incentive Compensation, payable by Systems to a Participant during a Plan Year (before taking into account any deferral pursuant to the Plan or any other compensation or benefit program of Systems).

          2.3       Beneficiary.  "Beneficiary" or "Beneficiaries" means the
                    -----------
person, persons, entity, or entities designated by a Participant pursuant to
Article VIII, or otherwise provided in Article VIII, to receive any benefits payable under the Plan in the event of such Participant's death.

          2.4       Board.  "Board" means the Board of Directors of Systems.
                    -----

          2.5       Committee.  "Committee" means the Wealth Accumulation Plan
                    ---------
Committee appointed by or at the direction of the Board to perform the duties set forth in Article III.

          2.6       Compensation.  "Compensation" means the total aggregate Base
                    ------------
Salary and Incentive Compensation payable to a Participant during a Plan Year (before taking into account any deferral pursuant to the Plan or any other compensation or benefit program of Systems).

          2.7       Deferral Account.  "Deferral Account" means an account
                    ----------------
established and maintained for a Participant on the books of Systems pursuant to
Section 5.1.

          2.8       Deferral Agreement.  "Deferral Agreement" means an agreement
                    ------------------
signed and filed with the Committee by a Participant pursuant to Article IV.

          2.9       Deferral Benefit.  "Deferral Benefit" means the benefit
                    ----------------
payable under the Plan to a Participant or a Participant's Beneficiary, as provided in Article VII.

          2.10      Disability.  "Disability" means a physical or mental illness
                    ----------
or incapacity of a Participant which has resulted in a determination that such Participant is entitled to receive benefits (i) under a long-term disability insurance policy maintained by Systems for such Participant or (ii) if no such insurance policy is then in existence, under the federal social security disability insurance program.

          2.11      Early Retirement Age.  "Early Retirement Age" means that age
                    --------------------
which is at least fifty-five (55) years but is less than sixty-five (65) years at which a Participant has been employed by Systems for a continuous period of at least ten (10) years.

          2.12      Earnings Credits.  "Earnings Credits" means the amounts
                    ----------------
credited to a Participant's Deferral Account pursuant to Section 5.4 of the Plan.

          2.13      Eligible Executive.  "Eligible Executive" means an executive
                    ------------------
employee of Systems who holds the corporate office of Vice President of Systems or a more senior corporate office of Systems.

          2.14      Employer Credits.  "Employer Credits" means the amounts
                    ----------------
credited to a Participant's Deferral Account pursuant to Section 5.3 of the Plan.

          2.15      Incentive Compensation.  "Incentive Compensation" means any
                    ----------------------
cash bonus or commission payable by Systems to a Participant for a Plan Year in addition to such Participant's Base Salary (before taking into account any deferral pursuant to the Plan or any other compensation or benefit program of Systems).

          2.16      International.  "International" means CSG Systems
                    -------------
International, Inc., a Delaware corporation.

          2.17      Moody's Yield.  "Moody's Yield" means for any calendar year
                    -------------
(a) two percent (2%) plus (b) the average of the Monthly Average annual percentage yields for the 12 months in such calendar year of the "Average Corporate" category of U.S. Corporate Bonds shown in the "Moody's Long-Term Corporate Bond Yield Averages" table in Moody's Bond Record or another
                                        -------------------
publication of Moody's Investors Service, Inc. or its successor.

          2.18      Normal Retirement Age.  "Normal Retirement Age" means age
                    ---------------------
sixty-five (65).

          2.19      Other Event Sub-Account.  "Other Event Sub-Account" is
                    -----------------------
defined in Section 5.1.

          2.20      Participant.  "Participant" means an Eligible Executive who
                    ------------
has elected to participate in the Plan by entering into a Deferral Agreement for any calendar year or portion thereof.

          2.21      Plan Year.  "Plan Year" means the calendar year, except that
                    ---------
the first Plan Year shall begin on September 1, 1996, and end on December 31, 1996.

          2.22      Systems.  "Systems" means CSG Systems, Inc., a Delaware
                    -------
corporation.

          2.23      Termination Event.  "Termination Event" means the
                    -----------------
termination of a Participant's employment by Systems by reason of such Participant's death, Disability, retirement at or after Early Retirement Age, or retirement at or after Normal Retirement Age.

          2.24      Termination Event Sub-Account.  "Termination Event Sub-
                    -----------------------------
Account" is defined in Section 5.1.


                                  ARTICLE III
                                  -----------

                             ADMINISTRATION OF PLAN
                             ----------------------

          3.1       Administration.  The Plan shall be administered by the
                    --------------
Committee or its delegate. The Committee or its delegate shall have the authority to interpret the Plan, to make, amend, interpret, apply, and enforce all appropriate rules and regulations for the administration of the Plan, and to decide any and all questions which may arise in connection with the Plan. Any delegate of the Committee for purposes of administration of the Plan shall not make any discretionary decision on behalf of the Committee which pertains directly to such delegate as a Participant.

          3.2       Binding Effect of Decisions.  The decision or action of the
                    ---------------------------
Committee or its delegate with respect to any question arising out of or in connection with the administration or interpretation of the Plan and the rules and regulations promulgated under the Plan shall be final, conclusive, and binding upon all persons having any interest in the Plan, unless a written appeal from the affected Participant or Beneficiary is received by the Committee or its delegate within thirty (30) days after the disputed decision or action of the Committee or its delegate has been made or taken. Upon timely receipt of such appeal, the Committee shall reconsider the disputed decision or action; and the decision of the Committee with respect to such appeal shall be final, conclusive, and binding on the person lodging such appeal and all persons claiming by, through, or under such person.



                                   ARTICLE IV
                                   ----------

                               ELECTIVE DEFERRALS
                               ------------------

          4.1       Election to Participate in Plan.  Except as otherwise
                    -------------------------------
provided in Section 4.2, an Eligible Executive may elect to participate in the Plan by signing and filing with the Committee or its delegate a Deferral Agreement in the form prescribed by the Committee or its delegate. To be effective, a Deferral Agreement must be filed with the Committee or its delegate not later than December 15 of the calendar year immediately preceding the Plan Year in which the Eligible Executive will commence participation in the Plan and will be effective as of the first day of such Plan Year.

          4.2       Initial Deferral Agreement.  A Deferral Agreement may be
                    --------------------------
signed and filed with the Committee or its delegate by an Eligible Executive not later than August 31, 1996, for the purpose of deferring a portion of the Eligible Executive's Base Salary payable during 1996 after August 31, 1996, and for the purpose of deferring a portion of the Eligible Executive's Incentive Compensation for 1996. An employee who becomes an Eligible Executive during a Plan Year may sign a Deferral Agreement and file it with the Committee or its delegate not later than thirty (30) days after such employee becomes an Eligible Executive for the purpose of deferring a portion of the Eligible Executive's Base Salary earned during such Plan Year after the filing of such Deferral Agreement and for the purpose of deferring a portion of the Eligible Executive's Incentive Compensation for such Plan Year.

          4.3       Compensation Which May Be Deferred.  A Deferral Agreement
                    ----------------------------------
signed and filed with the Committee by an Eligible Executive may provide for the deferral of not less than five percent (5%) and not more than twenty-five percent (25%) of the Eligible Executive's Base Salary payable during the period to which such Deferral Agreement pertains and not less than five percent (5%) and not more than one hundred percent (100%) of the Eligible Executive's Incentive Compensation for the period to which such Deferral Agreement pertains. Notwithstanding the provisions of the first sentence of this Section 4.3, in the case of Eligible Executives other than the Chairman of the Board, the Chief Executive Officer, the President, an Executive Vice President, and the Chief Financial Officer of Systems, the maximum aggregate amount of Base Salary and Incentive Compensation which an Eligible Executive may defer for any Plan Year is $25,000; and if any Deferral Agreement would result in the deferral of an aggregate amount greater than $25,000 for any Plan Year, then the actual deferral shall be limited to $25,000. Notwithstanding the provisions of the first sentence of this Section 4.3, in the case of an Eligible Executive who is the Chairman of the Board, the Chief Executive Officer, the President, an Executive Vice President, or the Chief Financial Officer of Systems, the maximum aggregate amount of Base Salary and Incentive Compensation which such Eligible Executive may defer for any Plan Year is $200,000; and if any Deferral Agreement would result in the deferral of an aggregate amount greater than $200,000 for any Plan Year, then the actual deferral shall be limited to $200,000. A deferral percentage provided for in a Participant's Deferral Agreement pursuant to this
Section 4.3 may be expressed either as a percentage (in which case the deferred amount will change as the Participant's Base Salary or Incentive Compensation, as the case may be, changes) or as a fixed amount falling within the permitted percentage range (in which case the deferred amount will not change as the Participant's Base Salary or Incentive Compensation, as the case may be, changes). Except as otherwise provided in the Plan, a signed Deferral Agreement shall become irrevocable upon its filing with the Committee or its delegate.

          4.4       Period Covered by Deferral Agreement.  Except as otherwise
                    ------------------------------------
provided in the Plan, unless a Deferral Agreement is amended pursuant to Section 4.5, such Deferral Agreement shall remain in effect for the first Plan Year (or portion thereof) to which it applies and to the following six (6) Plan Years. However, a Deferral Agreement automatically shall terminate prospectively if a Participant ceases to be an Eligible Executive or upon the termination of a Participant's employment by Systems for any reason, including but not limited to death, Disability, or retirement.

          4.5       Amendment of Deferral Agreement.  A Participant may amend a
                    -------------------------------
Deferral Agreement previously filed by such Participant with the Committee or its delegate for the purpose of changing the amounts or percentages of Base Salary or Incentive Compensation to be deferred by such Participant for the remaining Plan Years covered by the Deferral Agreement being amended. Any amended Deferral Agreement must be signed and delivered to the Committee or its delegate at least fifteen (15) days prior to the commencement of the first Plan Year to which such amended Deferral Agreement applies. The most recently dated Deferral Agreement signed and delivered to the Committee or its delegate by a Participant on a timely basis shall govern as to that Participant, but an amended Deferral Agreement shall have no effect on such Participant's deferral amounts or percentages for Plan Years prior to the first Plan Year to which such amended Deferral Agreement applies.

          4.6       Effect on Other Plans.  Systems shall not make a
                    ---------------------
supplemental payment to any Participant to offset any reduction in benefits under any other employee benefit plan of Systems which results from the deferral of Base Salary or Incentive Compensation pursuant to the Plan. However, Systems shall compute life insurance and disability benefits for any Participant payable under any employee benefit plan of Systems which is based on compensation without reduction for the amount of any Base Salary or Incentive Compensation deferred pursuant to the Plan.

          4.7       Suspension of Elective Deferral.  The Committee or its
                    -------------------------------
delegate, in its sole and absolute discretion, may prospectively suspend the effectiveness of a Participant's Deferral Agreement upon the written request of such Participant based upon the occurrence of an unforeseeable emergency. For purposes of this Section 4.7, "unforeseeable emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if suspension of the effectiveness of such Participant's Deferral Agreement were not permitted.



                                 ARTICLE V
                                 ---------

                          DEFERRAL ACCOUNT AND CREDITS
                          ----------------------------

          5.1       Establishment of Account.  Systems shall establish and
                    ------------------------
maintain on its books a separate Deferral Account for each Participant. Each Deferral Account and the periodic credits thereto shall be reflected in two alternative sub-accounts, one of which shall be applicable upon the occurrence of a Termination Event with respect to the Participant (the "Termination Event Sub-Account") and the other of which shall be applicable in the event that the Participant's employment by Systems terminates other than by reason of a Termination Event (the "Other Event Sub-Account"). Credits to a Deferral Account made pursuant to Sections 5.2 and 5.3 shall be made identically to both the Termination Event Sub-Account and the Other Event Sub-Account. Credits to a Deferral Account made pursuant to Section 5.4 shall be made as provided in
Section 5.4. A Participant's Deferral Account shall be used solely as a bookkeeping device for purposes of the Plan and shall not constitute or be treated as a trust fund or reserve of any kind or require the segregation of any assets of Systems.

          5.2       Deferral Credits.  At the end of each payroll period,
                    ----------------
Systems shall credit to the Deferral Account of each Participant who has entered into a Deferral Agreement applicable to such payroll period an amount equal to the Compensation of such Participant deferred for such payroll period pursuant to the Plan and such Deferral Agreement. To the extent that Systems is required to withhold any taxes or other amounts in respect of such deferred Compensation pursuant to any state, federal, or local law, such amounts shall be withheld from the Participant's other compensation which is not deferred under the Plan or shall be paid to Systems in cash by the Participant.

          5.3       Employer Credits.  Concurrently with the crediting of
                    ----------------
deferred Compensation amounts pursuant to Section 5.2, Systems also shall credit to the Deferral Account of each Participant an amount equal to twenty-five percent (25%) of the deferred Compensation of such Participant then being credited; provided, that the aggregate additional amount credited to any

Participant's Deferral Account pursuant to this Section 5.3 shall not exceed $6,250 for any one Plan Year. In its absolute discretion, Systems may make a supplemental credit to the Deferral Accounts of Participants for any Plan Year in addition to the credit required by the first sentence of this Section 5.3; but the making of any such supplemental credit for any Plan Year shall not entitle any Participant to a supplemental credit for any other Plan Year. Any supplemental credit made by Systems pursuant to the preceding sentence of this
Section 5.3 may be made on a uniform or non-uniform basis among all Participants or among only some Participants and may be made to the Deferral Accounts of any one or more Participants to the exclusion of the Deferral Accounts of any one or more other Participants.

          5.4       Earnings Credits.  As soon as practicable after the end of
                    ----------------
each calendar month but as of the last day of such calendar month (after the making of all other credits to a Participant's Deferral Account which are to be made as of such last day), Systems shall multiply the average of the beginning and ending balances for such calendar month in the Termination Event Sub-Account of such Deferral Account by one-twelfth (1/12) of the Moody's Yield for the calendar year immediately preceding the calendar year which includes such calendar month and then shall credit the product of such multiplication to such Termination Event Sub-Account. As soon as practicable after the end of each calendar month but as of the last day of such calendar month (after the making of all other credits to a Participant's Deferral Account which are to be made as of such last day), Systems shall multiply the average of the beginning and ending balances for such calendar month in the Other Event Sub-Account of such Deferral Account by one-twelfth (1/12) of the Adjusted Moody's Yield for the calendar year immediately preceding the calendar year which includes such calendar month and then shall credit the product of such multiplication to such Other Event Sub-Account.

          5.5       Statement of Account.  Systems shall provide to each
                    --------------------
Participant, within 60 days after the end of each June and December, a statement in such form as Systems deems appropriate setting forth the balance to the credit of each sub-account of such Participant's Deferral Account as of the last day of such month (after the making of all credits to such Deferral Account which are to be made pursuant to the Plan as of such last day).


                                   ARTICLE VI
                                   ----------

                                    VESTING
                                    -------

          6.1       Vesting of Deferred Compensation.  A Participant shall be
                    --------------------------------
fully vested at all times in one hundred percent (100%) of the deferred Compensation credited to such Participant's Deferral Account, and no portion of such deferred Compensation shall be subject to forfeiture by a Participant.

          6.2       Vesting of Employer Credits and Earnings Credits.  The
                    ------------------------------------------------
Employer Credits and the Earnings Credits credited to a Participant's Deferral Account shall fully vest in such Participant and become entirely nonforfeitable by such Participant on the first to occur of (i) three (3) years after the effective date of such Participant's participation in the Plan, (ii) the death of such Participant, (iii) the termination of such Participant's employment by Systems after such Participant has reached Normal Retirement Age, (iv) the termination of such Participant's employment by Systems solely by reason of such Participant's Disability, (v) the completion by such Participant of five (5) years of continuous employment by Systems, or (vi) the acceleration of such vesting by action of the Board pursuant to Section 6.4.

          6.3       Forfeiture of Non-Vested Credits.  If the Employer Credits
                    --------------------------------
and the Earnings Credits credited to a Participant's Deferral Account have not become fully vested and entirely nonforfeitable pursuant to Section 6.2 at the time or as a result of the termination of such Participant's employment by Systems, then upon the termination of such Participant's employment by Systems the aggregate amount of such Participant's non-vested Employer Credits and non-vested Earnings Credits shall be deducted from such Participant's Deferral Account, and neither such Participant nor his or her Beneficiary shall have any further rights with respect to the aggregate amount so deducted. Such deduction, if any, shall be made as of the last day of the calendar month during which such termination of employment occurs.

          6.4  Accelerated Vesting.  The Board reserves the right in its sole
               -------------------
and absolute discretion at any time to accelerate the time of vesting of any Employer Credits or Earnings Credits credited to a Participant's Deferral Account.


                                  ARTICLE VII
                                  -----------

                          PAY-OUT OF DEFERRAL BENEFITS
                          ----------------------------

          7.1       Termination of Employment Other Than by Death.  Upon the
                    ---------------------------------------------
termination of a Participant's employment by Systems by reason of a Termination Event other than such Participant's death, such Participant shall be entitled to receive a Deferral Benefit equal to 100% of the Termination Event Sub-Account of such Participant's Deferral Account as of the last day of the calendar month during which such termination of employment occurs (after the making of all credits to such Deferral Account which are to be made pursuant to the Plan prior to or as of such last day). Upon the termination of a Participant's employment by Systems other than by reason of a Termination Event, such Participant shall be entitled to receive a Deferral Benefit equal to 100% of the Other Event Sub-Account of such Participant's Deferral Account as of the last day of the calendar month during which such termination of employment occurs (after the making of all credits to and all deductions from such Deferral Account which are to be made pursuant to the Plan prior to or as of such last day). A Deferral Benefit under this Section 7.1 shall be payable to such Participant in accordance with Section 7.4.

          7.2       Death.  Upon the death of a Participant while he or she is
                    -----
employed by Systems, such Participant's Beneficiary or Beneficiaries shall be entitled to receive a Deferral Benefit equal to 100% of the Termination Event Sub-Account of such Participant's Deferral Account as of the last day of the calendar month during which such death occurs (after the making of all credits to such Deferral Account which are to be made pursuant to the Plan prior to or as of such last day). A Deferral Benefit under this Section 7.2 shall be payable to such Beneficiary or Beneficiaries in accordance with Section 7.4.
The Deferral Benefit provided for in this Section 7.2 shall be in lieu of all other benefits under the Plan in the event of a Participant's death. Any Deferral Benefit which becomes payable under this Section 7.2 to a person who is a minor for purposes of the Nebraska Uniform Transfers to Minors Act may instead be paid by Systems to a custodian for such person under such Act.

          7.3       Accelerated Distributions.  The Committee or its delegate,
                    -------------------------
in its sole and absolute discretion, may accelerate the time of payment to a Participant of the then vested balance of the Other Event Sub-Account of such Participant's Deferral Account upon the written request of a Participant based upon the occurrence of an unforeseeable emergency; however, the amount of such accelerated payment shall not exceed the amount necessary to meet the particular emergency. For purposes of this Section 7.3, "unforeseeable emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if such accelerated payment were not permitted.

          7.4       Form of Benefit Payment.  Upon the happening of an event
                    -----------------------
referred to in Section 7.1 or Section 7.2 which is a Termination Event, Systems shall pay to the Participant involved (or to such Participant's Beneficiary in the case of such Participant's death) the applicable amount referred to in
Section 7.1 or Section 7.2 (the "Account Principal"), as the case may be, in whichever of the following methods was selected by such Participant in the most recent effective Deferral Agreement applicable to such Participant:

          (a)       A lump-sum payment; or

          (b) A monthly payment of a fixed amount which will amortize the Account Principal in equal monthly payments over a period of from two (2) to one hundred eighty (180) months, as specified by such Participant in such most recent effective Deferral Agreement, with interest as provided in the following sentences. For purposes of determining the amount of such monthly payments if the Participant's termination of employment occurred by reason of a Termination Event, the rate of interest shall be the Moody's Yield for the calendar year immediately preceding the calendar year in which the Participant's death or other termination of employment occurred. For purposes of determining the amount of such monthly payments if the Participant's termination of employment occurred other than by reason of a Termination Event, the rate of interest shall be the Moody's Yield for the calendar year immediately preceding the calendar year in which the Participant's termination of employment occurred minus one percent (1%).

Upon the termination of a Participant's employment by Systems other than by reason of a Termination Event or if a Participant did not select a method of payment in the most recent effective Deferral Agreement applicable to such Participant, the method of payment of such Participant's applicable Deferral Benefit shall be determined by the Committee or its delegate from the alternative methods set forth above in this Section 7.4. Payments pursuant to this Article VII shall begin as soon as practicable after the amount thereof has been determined.

                                  ARTICLE VIII
                                  ------------

                            BENEFICIARY DESIGNATION
                            -----------------------

          8.1       Beneficiary Designation.  Each Participant shall have the
                    -----------------------
right at any time during his or her lifetime to designate in writing on a form prescribed by the Committee or its delegate any person, persons, entity, or entities as the Beneficiary or Beneficiaries (primary or contingent) to whom benefits under the Plan shall be paid in the event of the Participant's death prior to full payment of the benefits due the Participant under the Plan. Such form shall be filed with the Committee or its delegate during the Participant's lifetime and shall become effective when so filed.

          8.2  Change of Beneficiary.  Any Beneficiary designation made by a
               ---------------------
Participant may be changed by such Participant at any time during such Participant's lifetime by the filing of such change in writing on a form prescribed by the Committee or its delegate. Effective upon its filing with the Committee or its delegate prior to a Participant's death, the most recently filed Beneficiary designation will cancel all Beneficiary designations previously filed by such Participant.

          8.3       No Beneficiary Designation.  If a Participant fails to
                    --------------------------
designate a Beneficiary pursuant to this Article VIII, or if all designated Beneficiaries predecease the Participant, then the Participant's designated Beneficiary shall be deemed to be the person or persons surviving the Participant in the first of the following classes in which there is a survivor, in equal shares by representation:

          (a) The Participant's surviving spouse;

          (b) The Participant's descendants; or

          (c) The personal representative of the Participant's estate.


                                   ARTICLE IX
                                   ----------

                       AMENDMENT AND TERMINATION OF PLAN
                       ---------------------------------

          9.1       Amendment.  The Board may amend the Plan at any time in
                    ---------
whole or in part without terminating the Plan; however, no amendment of the Plan shall decrease any amount already credited to a Deferral Account then in existence without the written consent of the affected Participant.

          9.2       Termination.  The Board may terminate the Plan at any time.
                    -----------
Upon such termination, Systems shall make the Deferral Account credits required under Article V as of the effective date of the Plan termination, and all Participants thereupon shall be fully vested in their respective Deferral Accounts and promptly shall be paid the then balance in their respective Deferral Accounts in a lump sum.


                                   ARTICLE X
                                   ---------

                                 MISCELLANEOUS
                                 -------------

          10.1      Creditor Status.  Participants and their Beneficiaries shall
                    ---------------
have no legal or equitable rights, interests, or claims in or to any particular property or assets of Systems, nor shall they be beneficiaries of, or have any rights, claims, or interests in or to, any life insurance policies or annuity contracts (or the proceeds therefrom) now owned or which hereafter may be acquired by Systems ("Policies"). The assets of Systems and such Policies (if any) shall be, and remain, the general and unrestricted assets of Systems. Participants and their Beneficiaries are and have the status of general unsecured creditors of Systems, and the Plan constitutes a mere unfunded and unsecured promise of Systems to make benefit payments in the future. Any trust created by Systems and any assets held in such trust to assist Systems in meeting its obligations under the Plan shall conform to the terms of the model trust described in Revenue Procedure 92-64 of the Internal Revenue Service.

          10.2      Nonassignability.  Neither a Participant nor a Beneficiary
                    ----------------
nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, alienate, hypothecate, or convey in advance of actual receipt any amounts payable under the Plan, or any part thereof, all of which are, and all rights to which are, nonassignable and nontransferable. No part of any amounts payable under the Plan shall, prior to actual payment, be subject to attachment, garnishment, or seizure for the payment of any debts, judgments, alimony, child support, or separate maintenance owed by a Participant or any other person nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

          10.3      Not a Contract of Employment.  The terms and conditions of
                    ----------------------------
the Plan and of any Deferral Agreement entered into pursuant to the Plan shall not be deemed to constitute a contract of employment between Systems and a Participant, and a Participant (or a Participant's Beneficiary) shall have no rights against Systems under the Plan except as may be specifically provided in the Plan. Moreover, nothing in the Plan shall be deemed to give a Participant any right (i) to be retained in the employ or other service of Systems for any specific length of time, (ii) to interfere with the right of Systems to discipline or discharge the Participant at any time, (iii) to hold any particular position or responsibility with Systems, or (iv) to receive any particular compensation from Systems.

          10.4      Withholding; Payroll Taxes.  To the extent required by
                    --------------------------
applicable laws in effect at the time payments are made under the Plan, Systems shall withhold from such payments any taxes or other obligations required to be withheld from such payments by federal, state, or local laws.

          10.5      Participant Cooperation.  Each Participant shall cooperate
                    -----------------------
with Systems by furnishing any and all information requested by Systems to facilitate the payment of benefits under the Plan, by taking such physical examinations as Systems may deem necessary for insurance or other purposes, and by taking such other actions as reasonably may be requested by Systems.

          10.6      Incompetency.  If the Committee or its delegate reasonably
                    ------------
determines that any Participant or Beneficiary to whom a benefit is payable under the Plan is unable to manage his or her own affairs because of illness or accident, then any payment due such Participant or Beneficiary (unless prior claim therefor shall have been made by a duly authorized guardian or other legal representative) may be paid, upon appropriate indemnification of Systems, to the person deemed by the Committee or its delegate to have current responsibility for the handling of the affairs of such Participant or Beneficiary. Any such payment shall be a payment for the account of the Participant or Beneficiary and shall be a complete discharge of any liability of Systems therefor.

          10.7      Governing Law.  The provisions of the Plan shall be governed
                    -------------
by and construed according to the laws of the State of Nebraska.

          10.8      Number and Gender.  Unless the context otherwise requires,
                    -----------------
for all purposes of the Plan, words in the singular number include their plural, words in the plural include their singular, and words of one gender include the other genders.

          10.9  Section Titles.  The titles of the various sections of the Plan
                --------------
are for convenient reference only and shall not be considered in the interpretation of the Plan.

          10.10  Severability.  If any provision of the Plan is determined by
                 ------------
any court to be invalid, then such invalidity shall not affect any other provision of the Plan to which effect reasonably can be given without such invalid provision; and for such purpose the provisions of the Plan shall be severable from one another.

          10.11  Successors.  The provisions of the Plan shall be binding
                 ----------
upon and inure to the benefit of Systems, each Participant, and each Beneficiary and their respective, heirs, personal representatives, successors, and permitted assigns (if any).

          10.12  Unfunded Plan.  The Plan is and shall be unfunded within
                 -------------
the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") for purposes of Title I of ERISA and for income tax purposes.

          10.13  Effective Date.  The Plan shall become effective upon
                 --------------
its approval by the Board.